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                           THE AARP VARIABLE ANNUITY
                    AMERICAN MATURITY LIFE INSURANCE COMPANY
                   Supplement Dated March 3, 1997 to the AARP
              Variable Annuity Prospectus Dated December 24, 1996

Replace the second paragraph of "How Your Payments are Invested" on page 12 with the following:

    If your Certificate is issued in a state which requires the return of premium upon the exercise of your "Right to Examine," your initial premium payment will be allocated to the Money Market Sub-Account during your "Right to Examine" period. In most cases, your initial premium payment will be allocated to your chosen Sub-Accounts at the end of the 15th calendar day after your Certificate Date. We reserve the right to extend this period to correspond with the number of days in which your state allows you to return your Certificate under the "Right to Examine" provision.

AML-VA-022897